Exhibit 10.26W

THIS DOCUMENT CONTAINS INFORMATION WHICH HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.  SUCH EXCLUDED INFORMATION IS IDENTIFIED BY BRACKETS AND MARKED WITH (***).

TWENTY-SIXTH AMENDMENT

TO

CONSOLIDATED

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

CHARTER COMMUNICATIONS OPERATING, LLC

SCHEDULE AMENDMENT

This Twenty-sixth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Charter Communications Operating, LLC, a Delaware limited liability company (“Customer”).  CSG and Customer entered into that certain Consolidated CSG Master Subscriber Management System Agreement effective as of August 1, 2017 (CSG document no. 4114281), as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.  The effective date of this Amendment is the date last signed below (the “Effective Date”).

WHEREAS, pursuant to the Agreement, the Parties agreed, as more specifically described in the Fourth Amendment to the Agreement effective September 19, 2017, (CSG document no. 4117619) (the “Amendment”), to terms for conversion of Customer’s subscribers receiving billing services on Customer’s Oceanic platform to the CSG billing platform; and

WHEREAS, pursuant to discussions between CSG and Customer, section 1(d) of the Amendment shall be amended.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, CSG and Customer agree to the following:

1.	CSG and Customer agree that as of the Effective Date, subsection (d) of Section 1 of the Amendment shall be deleted in its entirety and replaced as follows:

“(d)

CSG and Customer agree that Customer’s BSC for the Converted Subscribers shall be [****** *** * ******] of [****** (**) ******] commencing as of the [********** ****] (for purposes of this Amendment, such period shall be referred to as the “[*** ****** ******]”).  CSG shall invoice and Customer shall be obligated to pay the respective BSC fees under Schedule F for the Converted Subscribers the [***** **** *****] following the end of the [*** ****** ******].”

[Signature Page Follows]

Exhibit 10.26W

THIS AMENDMENT is executed on the days and year last signed below to be effective as of the Effective Date.

CHARTER COMMUNICATIONS HOLDING COMPANY, LLC (“CUSTOMER”) By: Charter Communications, Inc., its Manager	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Mike Ciszek	By: /s/ Gregory L. Cannon
Title: Mike Ciszek	Title: Gregory L. Cannon
Name: SVP - Billing Strategy and Operation	Name: SVP, Secretary & General Counsel
Date: 5/16/2019	Date: 5/17/19